united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23419

Leader Funds Trust

(Exact name of registrant as specified in charter)

315 W.Mill Plain Blvd., Suite 204, Vancouver, WA 98660

(Address of principal executive offices) (Zip code)

John Lekas, Leader Capital Corp.

315 W.Mill Plain Blvd., Suite 204, Vancouver, WA 98660

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/20

Item 1. Reports to Stockholders.

Leader Short Term High Yield Bond Fund

(Formerly, Leader Short Duration Bond Fund)

Investor Class – LCCMX

Institutional Class – LCCIX

Class A – LCAMX

Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX

Institutional Class – LCTIX

Class A – LCATX

Class C – LCCTX

Leader High Quality Low Duration Bond Fund

Investor Class – LFVFX

Institutional Class – LFIFX

Annual Report

May 31, 2020

1-800-711-9164

www.leadercapital.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.leadercapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Leader Short Term High Yield Bond Fund, Leader Total Return Fund, and Leader
High Quality Low Duration Bond Fund.

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Term High Yield Bond Fund, the Leader Total Return Fund and the Leader High Quality Low Duration Bond Fund. This report covers the financial results and investment activity for the Leader Funds for the fiscal year ended May 31, 2020.

We had excessive exposure to the oil and gas sector in both the Short Term High Yield Bond Fund and the Total Return Fund due to redemptions. We expect to see outperformance in this sector going forward due to Covid-19 causing extreme supply restrictions globally as well as shutdowns in the midstream markets. This is the reason for the underperformance in both Funds and also the outperformance on a go forward basis.

We renamed the Leader Short Duration Bond Fund to the Leader Short Term High Yield Fund on June 10, 2020. We believe low rates will make it almost impossible to deliver nominal performance in this space versus alternatives, without lowering credit quality.

Our Leader High Quality Low Duration was an extreme disappointment due to GNMA Interest Only and FNMA positions. We have exited those positions on June 18,2020 as this was 80% of the underperformance in this Fund.

Since the losses sustained due to Covid-19 (3/24/20 market bottom), the Leader Short Term High Yield Bond Fund has recovered 64%, the Leader Total Return Fund has recovered 83% and the Leader High Quality Low Duration Bond Fund has recovered approximately 40% as of the end of the second quarter 2020.

We see continued damage to the economy through 2020 because of the economic shutdown. We do not believe a vaccine for Covid-19 will make its way through the population globally until the summer of 2021.

The elections will be a wild card and if Democrats are successful or appear to be winning, we think a test of the lows in the market is possible. We remain defensive but opportunistic.

The Fed will continue to support ETFs, High Yield and various asset classes for the near future and certainly through the election. So High Yield should be the sweet spot in credit through the end of 2020.

In the following pages you will find detailed discussions about the Leader Short Term Bond Fund, the Leader Total Return Fund and the Leader High Quality Low Duration Bond Fund and its performance since inception of the fund. We hope you will take a moment to read this information and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Funds, and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

[1]	The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund)
Investment Highlights (Unaudited)
May 31, 2020

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign, including emerging markets. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2020 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

*	Based on market value

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund)
Investment Highlights (Unaudited) (Continued)
May 31, 2020

The Fund’s performance figures* for each of the periods ending May 31, 2020, compared to its benchmark:

	Returns greater than 1 year are annualized (a)
				Date of Inception
	1 Year	5 Year	10 Year	March 21, 2012	August 8, 2012
Leader Short Term High Yield Bond Fund - Investor Class	(11.59)%	(2.34)%	0.27%	N/A	N/A
Leader Short Term High Yield Bond Fund - Institutional Class	(11.14)%	(1.93)%	1.00%	N/A	N/A
Leader Short Term High Yield Bond Fund - Class A	(11.49)%	(2.42)%	N/A	(0.15)%	N/A
Leader Short Term High Yield Bond Fund - Class A with Load **	(12.85)%	(2.71)%	N/A	(0.34)%	N/A
Leader Short Term High Yield Bond Fund - Class C	(11.93)%	(2.90)%	N/A	N/A	(0.72)%
BofA Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index ***	4.53%	2.06%	1.69%	1.67%	1.67%

Comparison of the Change in Value of a $10,000 Investment | May 31, 2010 – May 31, 2020

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.83%, 1.32%, 1.83% and 2.33% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated January 3, 2020. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	B of A Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund)
PORTFOLIO OF INVESTMENTS
May 31, 2020

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 65.7%
	BANKS - 9.9%
1,000,000	Bank of America Corp. (a)	3 Month LIBOR + 3.29%	5.1250	Perpetual	970,695
1,000,000	JPMorgan Chase & Co. (a)	3 Month LIBOR + 3.80%	4.4870	Perpetual	922,085
1,000,000	JPMorgan Chase & Co. (a)	3 Month LIBOR + 3.32%	4.7534	Perpetual	852,005
250,000	Truist Financial Corp. (a)	H15T5Y + 4.61%	4.9500	Perpetual	252,500
1,500,000	VTB Bank PJSC Via VTB Eurasia DAC (a)	H15T10Y + 8.07%	9.5000	Perpetual	1,629,876
					4,627,161
	DIVERSIFIED FINANCIAL SERVICES - 5.0%
1,000,000	AerCap Holdings NV	H15T5Y + 4.54%	5.8750	10/10/2079	689,100
750,000	American Express Co. (a)	3 Month LIBOR + 3.43%	3.8204	Perpetual	632,813
1,000,000	International Lease Finance Corp.		8.2500	12/15/2020	1,017,225
					2,339,138
	INSURANCE - 1.9%
1,000,000	MetLife, Inc. (a)	3 Month LIBOR + 3.58%	5.2500	Perpetual	896,875

	LEISURE TIME - 2.3%
1,000,000	Carnival Corp. (b)		11.5000	4/1/2023	1,067,252

	MISCELLANEOUS MANUFACTURING - 3.0%
1,800,000	General Electric Co. (a)	3 Month LIBOR + 3.33%	5.0000	Perpetual	1,384,335

	OIL & GAS - 17.5%
1,000,000	Antero Resources Corp.		5.1250	12/1/2022	702,225
1,000,000	Antero Resources Corp.		5.6250	6/1/2023	583,125
2,000,000	Antero Resources Corp.		5.0000	3/1/2025	1,126,250
2,000,000	Oasis Petroleum, Inc.		6.8750	1/15/2023	343,750
3,500,000	Oasis Petroleum, Inc. (b)		6.2500	5/1/2026	571,043
2,500,000	QEP Resources, Inc.		5.6250	3/1/2026	1,342,113
1,500,000	Range Resources Corp.		4.8750	5/15/2025	1,259,062
500,000	Southwestern Energy Co.		6.2000	1/23/2025	450,655
2,000,000	Southwestern Energy Co.		7.5000	4/1/2026	1,846,310
					8,224,533
	PHARMACEUTICALS - 11.4%
1,000,000	Teva Pharmaceutical Finance Co BV		2.9500	12/18/2022	959,725
260,000	Teva Pharmaceutical Finance Netherlands III BV		2.2000	7/21/2021	255,508
1,000,000	Teva Pharmaceutical Finance Netherlands III BV		2.8000	7/21/2023	947,605
1,000,000	Teva Pharmaceutical Finance Netherlands III BV		6.0000	4/15/2024	1,029,465
2,000,000	Teva Pharmaceutical Finance Netherlands III BV		6.7500	3/1/2028	2,144,630
					5,336,933
	RETAIL - 10.2%
3,000,000	Kohl’s Corp.		9.5000	5/15/2025	3,201,148
2,200,000	Nordstrom, Inc.		4.3750	4/1/2030	1,591,882
					4,793,030
	SOFTWARE - 4.5%
2,000,000	Rackspace Hosting, Inc. (b)		8.6250	11/15/2024	2,091,250

	TOTAL BONDS & NOTES (Cost - $36,385,088)				30,760,507

			Dividend
Shares			Rate (%)
	COMMON STOCK - 2.6%
	REIT - 2.6%
200,000	Annaly Capital Management, Inc. (Cost - $1,267,270)				1,232,000

	PREFERRED STOCKS - 2.5%
	AUCTION RATE PREFERRED STOCKS - 2.2%
27	Eaton Vance Senior Floating-Rate Trust Series C (c,d,e)		0.0900	Perpetual	621,000
18	Eaton Vance Senior Floating-Rate Trust Series D (c,d,e)		0.1500	Perpetual	414,000
					1,035,000
	INSURANCE - 0.3%
5,000	Brighthouse Financial, Inc.		6.7500	Perpetual	127,100

	TOTAL PREFERRED STOCKS (Cost - $1,250,000)				1,162,100

	CLOSED - END FUND - 4.7%
120,000	PIMCO Dynamic Credit and Mortgage Income Fund (Cost - $1,894,024)				2,211,600

	EXCHANGE TRADED FUND - 3.4%
60,000	Alerian MLP ETF (Cost - $2,412,120)				1,609,200

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund)
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2020

Shares		Value ($)
	SHORT - TERM INVESTMENT - 19.4%
	MONEY MARKET FUND - 19.4%
9,074,442	Federated Treasury Obligations Fund - Institutional Class 0.12% (a) (Cost - $9,074,442)	9,074,442

	TOTAL INVESTMENTS - 98.3% (Cost - $52,282,944)	$46,049,849
	OTHER ASSETS LESS LIABILITIES - 1.7%	784,395
	NET ASSETS - 100.0%	$46,834,244

ETF - Exchange Traded Fund

H15T5Y - US Treasury Yield Curve T-Note Constant Maturity 5 Year

H15T10Y - US Treasury Yield Curve T-Note Constant Maturity 10 Year

LIBOR - London Interbank Offered Rate

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2020.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2020, these securities amounted to $3,729,545 or 8.0% of net assets.

(c)	The value of this security has been determined in good faith under the policies of the Board of Trustees.

(d)	The Advisor or Trustees have determined these securities to be illiquid. On May 31, 2020, these securities amounted to $1,035,000 or 2.2% of net assets.

(e)	Rate shown represents the dividend rate as of May 31, 2020.

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2020

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups. The Fund’s sector breakdown as of May 31, 2020 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown

% of Portfolio of Investments *

Consumer Discretionary, 8.82%
Energy, 32.16%
Financials, 21.64%
Health Care, 19.79%
Industrials, 7.76%
Materials, 3.01%
Money Market Fund, 6.82%

*	Based on market value

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2020

The Fund’s performance figures* for each the periods ending May 31, 2020, compared to its benchmark:

	Returns greater than 1 year are annualized (a)
			Date of Inception
	1 Year	5 Year	July 30, 2010	March 21, 2012	August 8, 2012
Leader Total Return Fund - Investor Class	(5.85)%	(0.02)%	2.78%	N/A	N/A
Leader Total Return Fund - Institutional Class	(5.48)%	0.46%	3.36%	N/A	N/A
Leader Total Return Fund - Class A	(5.86)%	(0.03)%	N/A	2.42%	N/A
Leader Total Return Fund - Class A with Load **	(7.24)%	(0.32)%	N/A	2.24%	N/A
Leader Total Return Fund - Class C	(6.41)%	(0.55)%	N/A	N/A	1.99%
Bloomberg Barclays US Intermediate Aggregate Index ***	7.17%	3.18%	3.04%	2.85%	2.70%

Comparison of the Change in Value of a $2,000,000 Investment | July 30, 2010 – May 31, 2020

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 2.45%, 1.91%, 2.32% and 2.99% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated January 3, 2020. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	Bloomberg Barclays US Intermediate Aggregate Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2020

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 72.2%
	AUTO MANUFACTURERS - 4.1%
500,000	Ford Motor Co.		9.0000	4/22/2025	524,375

	BANKS - 9.6%
250,000	Bank of America Corp. (a)	3 Month LIBOR + 3.29%	5.1250	Perpetual	242,674
250,000	JPMorgan Chase & Co. (a)	3 Month LIBOR + 3.32%	4.7534	Perpetual	213,001
250,000	JPMorgan Chase & Co. (a)	3 Month LIBOR + 3.80%	4.4870	Perpetual	230,521
500,000	VTB Bank PJSC Via VTB Eurasia DAC (a)	H15T10Y + 8.07%	9.5000	Perpetual	543,292
					1,229,488
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
250,000	American Express Co. (a)	3 Month LIBOR + 3.43%	3.8204	Perpetual	210,938

	INSURANCE - 1.8%
250,000	MetLife, Inc. (a)	3 Month LIBOR + 3.58%	5.2500	Perpetual	224,219

	MISCELLANEOUS MANUFACTURING - 6.0%
1,000,000	General Electric Co. (a)	3 Month LIBOR + 3.33%	5.0000	Perpetual	769,075

	OIL & GAS - 25.2%
500,000	Antero Resources Corp.		5.3750	11/1/2021	448,888
500,000	Antero Resources Corp.		5.1250	12/1/2022	351,112
500,000	Antero Resources Corp.		5.6250	6/1/2023	291,562
500,000	CNX Resources Corp. (b)		7.2500	3/14/2027	474,078
750,000	Oasis Petroleum, Inc.		6.8750	3/15/2022	139,219
1,000,000	Oasis Petroleum, Inc.		6.8750	1/15/2023	171,875
500,000	Range Resources Corp.		4.8750	5/15/2025	419,688
1,000,000	Southwestern Energy Co.		7.5000	4/1/2026	923,155
					3,219,577
	PHARMACEUTICALS - 19.4%
500,000	Teva Pharmaceutical Finance Co BV		2.9500	12/18/2022	479,862
500,000	Teva Pharmaceutical Finance Netherlands III BV		2.8000	7/21/2023	473,802
500,000	Teva Pharmaceutical Finance Netherlands III BV		3.1500	10/1/2026	450,727
1,000,000	Teva Pharmaceutical Finance Netherlands III BV		6.7500	3/1/2028	1,072,315
					2,476,706
	RETAIL - 4.5%
800,000	Nordstrom, Inc.		4.3750	4/1/2030	578,866

	TOTAL BONDS & NOTES (Cost - $10,718,575)				9,233,244

	CONVERTIBLE BOND - 3.0%
	IRON/STEEL - 3.0%
500,000	United States Steel Corp. (b) (Cost - $465,490)		5.0000	11/1/2026	376,525

			Dividend
Shares			Rate (%)
	COMMON STOCK - 4.8%
	REIT - 4.8%
100,000	Annaly Capital Management, Inc. (Cost - $624,980)				616,000

	PREFERRED STOCK - 4.9%
	ELECTRIC - 1.6%
250	Fortive Corp.		5.0000	7/1/2021	201,438

	REIT - 3.3%
20,000	AGNC Investment Corp. * (a)	3 Month LIBOR + 4.70%	6.1250	Perpetual	427,600

	TOTAL PREFERRED STOCK (Cost - $742,329)				629,038

	EXCHANGE TRADED FUND - 6.3%
30,000	Alerian MLP ETF (Cost - $1,213,985)				804,600

	SHORT-TERM INVESTMENT - 6.7%
	MONEY MARKET FUND - 6.7%
852,824	Federated Treasury Obligations Fund - Institutional Class 0.12% (a) (Cost - $852,824)				852,824

	TOTAL INVESTMENTS - 97.9% (Cost - $14,618,183)				$12,512,231
	OTHER ASSETS LESS LIABILITIES - 2.1%				269,657
	NET ASSETS - 100.0%				$12,781,888

H15T10Y - US Treasury Yield Curve T-Note Constant Maturity 10 Year

Perpetual - Perpetual stocks and bonds are fixed income instruments without defined maturity dates

*	Non-income producing.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2020.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. On May 31, 2020, these securities amounted to $850,603 or 6.7% of net assets.

See accompanying notes to financial statements.

Leader High Quality Low Duration Bond Fund
Investment Highlights (Unaudited)
May 31, 2020

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2020 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown

% of Portfolio of Investments*

Agency Commercial Mortgage Backed Securities, 7.82%
Money Market Fund, 25.83%
Financials, 0.64%
Consumer Discretionary, 14.40%
Collateralized Loan Obligations, 51.31%

*	Based on market value

Leader High Quality Low Duration Bond Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2020

The Fund’s performance figures* for the periods ending May 31, 2020, compared to its benchmark:

	Returns greater than 1 year are annualized
		Since Inception
	1 Year	December 30, 2016
Leader High Quality Low Duration Bond Fund - Investor Class	(8.29)%	(0.84)%
Leader High Quality Low Duration Bond Fund - Institutional Class	(7.86)%	(0.40)%
S&P/LSTA Leveraged Loan Total Return Index**	(2.86)%	2.06%

Comparison of the Change in Value of a $2,000,000 Investment | December 30, 2016 – May 31, 2020

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.35% and 0.96% for Investor Class and Institutional Class, respectively, per the Fund’s prospectus dated January 30, 2020. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	The S&P/LSTA Leveraged Loan Total Return Index is a market value weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Leader High Quality Low Duration Bond Fund
PORTFOLIO OF INVESTMENTS
May 31, 2020

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)	Maturity	Value ($)
	BONDS & NOTES - 61.8%
	AIRLINES - 3.4%
5,000,000	Delta Air Lines, Inc.		3.7500	10/28/2029	3,894,111

	ASSET BACKED SECURITIES - 47.8%
2,500,000	ALM XVI Ltd. 2015-16A AA BR2 (a,b)	3 Month LIBOR + 1.90%	3.1189	7/15/2027	2,434,882
3,000,000	Atrium XIII 13A B (a,b)	3 Month LIBOR + 1.50%	2.5430	11/21/2030	2,834,739
2,662,000	Avery Point IV CLO Ltd. 2014-1A CR (a,b)	3 Month LIBOR + 2.35%	3.3414	4/25/2026	2,635,103
1,890,000	Avery Point V CLO Ltd. 2014-5A CR (a,b)	3 Month LIBOR + 1.90%	3.0349	7/17/2026	1,824,008
250,000	Babson CLO Ltd. 2015-IIA B2R (a,b)	3 Month LIBOR + 1.59%	2.7253	10/20/2030	239,998
2,250,000	Benefit Street Partners CLO VII Ltd. 2015-VIIA A1BR (a,b)	3 Month LIBOR + 1.55%	2.6853	7/18/2027	2,131,618
500,000	Carlyle Global Market Strategies CLO 2013-2A CR Ltd. (a,b)	3 Month LIBOR + 1.65%	2.7853	1/18/2029	456,953
900,000	Carlyle US CLO 2016-4A A2R Ltd. (a,b)	3 Month LIBOR + 1.45%	2.5853	10/20/2027	857,442
3,000,000	CIFC Funding Ltd. 2013-2A A2LR (a,b)	3 Month LIBOR + 1.60%	2.7353	10/18/2030	2,909,988
600,000	Dryden 30 Senior Loan Fund 2013-30A BR (a,b)	3 Month LIBOR + 1.25%	1.6424	11/15/2028	576,034
1,000,000	Dryden 33 Senior Loan Fund 2014-33A BR 2 (a,b)	3 Month LIBOR + 1.75%	2.9689	4/15/2029	987,242
2,250,000	Highbridge Loan Management Ltd. 7A-2015 BR (a,b)	3 Month LIBOR + 1.18%	1.5724	3/15/2027	2,148,448
2,970,000	Highbridge Loan Management Ltd. 7A-2015 CR (a,b)	3 Month LIBOR + 1.70%	2.0924	3/15/2027	2,797,722
1,000,000	LCM XX Ltd. 20A BR (a,b)	3 Month LIBOR + 1.55%	2.6853	10/20/2027	967,216
2,625,000	LCM XXIII Ltd. 21A BR (a,b)	3 Month LIBOR + 1.40%	2.5352	4/20/2028	2,533,968
800,000	Madison Park Funding XII Ltd. 2013-11A CR (a,b)	3 Month LIBOR + 2.20%	3.2430	7/23/2029	768,471
2,020,000	Madison Park Funding XII Ltd. 2014-12A CR (a,b)	3 Month LIBOR + 2.35%	3.4853	7/20/2026	1,998,295
2,000,000	Madison Park Funding XIII Ltd. 2014-13A BR (a,b)	3 Month LIBOR + 1.50%	2.6353	4/19/2030	1,920,252
2,500,000	Madison Park Funding XIII Ltd. 2014-13A CR (a,b)	3 Month LIBOR + 1.90%	3.0353	4/19/2030	2,366,235
3,620,000	Madison Park Funding XV Ltd. 2014-15A A2R (a,b)	3 Month LIBOR + 1.50%	2.4914	1/27/2026	3,559,618
800,000	Magnetite VIII Ltd. 2014-8A BR2 (a,b)	3 Month LIBOR + 1.50%	2.7189	4/15/2031	773,983
1,500,000	Magnetite XVI Ltd. 2015-16A C1R (a,b)	3 Month LIBOR + 1.60%	2.7353	1/18/2028	1,439,730
1,000,000	Magnetite XVI Ltd. 2015-16A C2R (a,b)	3 Month LIBOR + 1.60%	2.7353	1/18/2028	959,820
500,000	Octagon Investment Partners 25 Ltd. 2015-1A BR (a,b)	3 Month LIBOR + 1.20%	2.3353	10/20/2026	480,608
750,000	Octagon Investment Partners XIX Ltd. 2014-1A CR (a,b)	3 Month LIBOR + 2.10%	3.3189	4/15/2026	741,367
250,000	Palmer Square CLO Ltd. 2018-3A A2 (a,b)	3 Month LIBOR + 1.35%	1.7424	8/15/2026	242,497
2,100,000	Palmer Square Loan Funding Ltd. 2018-4A A2 (a,b)	3 Month LIBOR + 1.45%	1.8424	11/15/2026	2,056,570
2,835,000	Palmer Square Loan Funding Ltd. 2018-5A B (a,b)	3 Month LIBOR + 1.90%	3.0353	1/20/2027	2,733,297
2,000,000	Palmer Square Loan Funding Ltd. 2019-2A B1 (a,b)	3 Month LIBOR + 2.25%	3.3852	4/20/2027	1,956,234
1,725,000	Seneca Park CLO Ltd. 2014-1A CR (a,b)	3 Month LIBOR + 2.15%	3.2849	7/17/2026	1,702,632
2,500,000	TWC CLO LTd. 2019-1 CLB (a,b)	3 Month LIBOR + 1.80%	2.1924	2/15/2029	2,435,030
2,000,000	THL Credit Wind River Clo Ltd. 2012-1A BR2 (a,b)	3 Month LIBOR + 1.45%	2.6689	1/15/2026	1,971,102
752,500	Voya CLO Ltd. 2015-1A A2R (a,b)	3 Month LIBOR + 1.25%	2.3852	1/18/2029	730,187
					55,171,289
	COMMERCIAL SERVICES - 8.2%
6,000,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(b)		6.3750	4/1/2024	4,986,870
4,000,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)		10.5000	5/15/2025	4,470,320
					9,457,190
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
1,000,000	AerCap Holdings NV (a)	H15T5Y + 4.54%	5.8750	10/10/2079	689,100

	RETAIL - 1.8%
2,000,000	Kohl’s Corp.		9.5000	5/15/2025	2,134,099

	TOTAL BONDS & NOTES - (Cost - $71,439,859)				71,345,789

	COMMERCIAL MORTGAGE OBLIGATION - 7.3%
	INTEREST ONLY U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 7.3%
44,321,462	Freddie Mac Multifamily Structured Pass Through Certificates K013 (c)		0.4927	1/25/2021	102,604
19,284,780	Freddie Mac Multifamily Structured Pass Through Certificates K047 (c)		0.1369	5/25/2025	129,112
6,188,246	Freddie Mac Multifamily Structured Pass Through Certificates K051 (c)		0.5443	9/25/2025	150,808
13,676,446	Freddie Mac Multifamily Structured Pass Through Certificates KS03 (c)		0.2902	8/25/2025	100,795
6,881,427	Government National Mortgage Association 2011-119 (c)		0.3574	8/16/2051	52,918
42,129,269	Government National Mortgage Association 2012-53 (c)		0.9600	3/16/2047	1,136,226
14,937,365	Government National Mortgage Association 2012-109 (c)		0.7133	10/16/2053	281,121
39,720,811	Government National Mortgage Association 2012-132 (c)		0.6812	6/16/2054	831,754
33,021,978	Government National Mortgage Association 2012-139 (c)		0.8335	2/16/2053	1,218,511
21,284,635	Government National Mortgage Association 2013-63 (c)		0.7930	9/16/2051	734,746
25,164,075	Government National Mortgage Association 2013-146 (c)		0.7383	11/16/2048	624,824
6,477,802	Government National Mortgage Association 2013-163 (c)		1.2289	2/16/2046	243,422
24,921,462	Government National Mortgage Association 2014-92		1.5000	6/16/2040	106,913
12,651,903	Government National Mortgage Association 2014-164		0.2500	8/16/2043	22,710
34,534,752	Government National Mortgage Association 2014-186		0.3000	12/16/2047	133,304
2,824,627	Government National Mortgage Association 2015-21 (c)		0.9153	7/16/2056	116,488
25,721,571	Government National Mortgage Association 2015-47 (c)		0.8030	10/16/2056	1,098,568
17,811,765	Government National Mortgage Association 2015-120 (c)		0.8221	3/16/2057	678,628
25,162	Government National Mortgage Association 2016-36 (c)		0.8791	8/16/2057	1,288
4,507,125	Government National Mortgage Association 2016-65 (c)		0.9817	1/16/2058	247,712
6,223,199	Government National Mortgage Association 2019-106 (c)		1.0150	9/16/2058	377,873
					8,390,325

See accompanying notes to financial statements.

Leader High Quality Low Duration Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2020

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)	Maturity	Value ($)
	U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 0.0%
17,900	Freddie Mac Multifamily Structured Pass Through Certificates K-F 418 CLA (a)	1 Month LIBOR + 0.52%	0.8496	5/25/2026	17,857

	TOTAL COMMERCIAL MORTGAGE OBLIGATIONS (Cost - $11,656,170)				8,408,182

Shares
	SHORT-TERM INVESTMENT - 24.0%
	MONEY MARKET FUND - 24.0%
27,771,622	Federated Treasury Obligations Fund - Institutional Class 1.48% (Cost - $27,771,622) (a)				27,771,622

	TOTAL INVESTMENTS - 93.1% (Cost - $110,867,651)				$107,525,593
	OTHER ASSETS LESS LIABILITIES - 6.9%				7,965,676
	NET ASSETS - 100.0%				$115,491,269

CLO - Collateralized Loan Obligation

H15T5Y - US Treasury Yield Curve T-Note Constant Maturity 5 Year

(a)	Variable rate security; the rate shown represents the rate at May 31, 2020.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. On May 31, 2020, these securities amounted to $64,628,479 or 56.0% of net assets.

(c)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2020

	Leader Short Term High	Leader Total Return	Leader High Quality Low
	Yield Bond Fund *	Fund	Duration Bond Fund
ASSETS
Investments at cost:	$52,282,944	$14,618,183	$110,867,651
Investments at value:	46,049,849	12,512,231	107,525,593
Receivable for securities sold	247,610	91,065	8,593,474
Receivable for Fund shares sold	2,005	—	—
Dividends and interest receivable	598,676	193,237	581,546
Prepaid expenses and other assets	48,458	36,624	114,089
TOTAL ASSETS	46,946,598	12,833,157	116,814,702

LIABILITIES
Payable for investments purchased	—	—	1,041,902
Payable for Fund shares redeemed	10,242	500	186,929
Dividends payable	—	—	38,006
Investment advisory fees payable	29,203	11,408	11,615
Distribution (12b-1) fees payable	22,633	2,617	10,272
Accrued expenses and other liabilities	50,276	36,744	34,709
TOTAL LIABILITIES	112,354	51,269	1,323,433
NET ASSETS	$46,834,244	$12,781,888	$115,491,269

Net Assets Consist Of:
Paid in capital	$135,853,673	$47,666,742	$134,852,258
Accumulated loss	(89,019,429)	(34,884,854)	(19,360,989)
NET ASSETS	$46,834,244	$12,781,888	$115,491,269

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$24,014,010	$4,527,441	$32,190,882
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,129,220	491,836	3,556,029
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.67	$9.21	$9.05
Institutional Class Shares:
Net Assets	$15,181,762	$7,169,850	$83,300,387
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,960,782	781,567	9,195,964
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.74	$9.17	$9.06
Class A Shares:
Net Assets	$5,478,836	$612,502	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	715,646	66,648	N/A
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$7.66	$9.19	N/A
Offering price per share (net asset value plus maximum sales charge of 1.50%)	$7.78	$9.33	N/A
Class C Shares:
Net Assets	$2,159,636	$472,095	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	281,635	51,074	N/A
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (1)	$7.67	$9.24	N/A

*	Formerly Leader Short Duration Bond Fund

(1)	Class C shares are subject to a 1.00% CDSC on shares redeemed within the first 12 months of purchase.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2020

	Leader Short Term High		Leader High Quality Low
	Yield Bond Fund *	Leader Total Return Fund	Duration Bond Fund
INVESTMENT INCOME
Interest	$4,138,932	$1,609,801	$5,699,090
Dividends	184,789	74,149	—
TOTAL INVESTMENT INCOME:	4,323,721	1,683,950	5,699,090

EXPENSES
Investment advisory fees	569,024	217,896	1,192,992
Distribution (12b-1) fees:
Investor Class	175,862	42,006	142,439
Class A	31,865	33,416	—
Class C	28,155	6,686	—
Administrative services fees	80,891	43,952	222,718
Professional fees	96,792	104,926	85,262
Third party administrative servicing fees	68,976	25,884	150,000
Registration fees	84,107	63,134	64,068
Transfer agent fees	73,001	54,830	54,592
Trustees’ fees and expenses	51,266	51,160	49,723
Printing expenses	50,166	29,958	71,788
Accounting services fees	34,769	29,843	47,264
Chief compliance officer fees	23,954	17,199	36,339
Insurance expense	18,217	6,933	36,766
Custody	6,315	2,199	13,526
Other expenses	12,567	2,990	16,057
TOTAL EXPENSES	1,405,927	733,012	2,183,534

Less: Fees waived by Advisor	—	—	(210,155)
Less: Expense voluntarily waived by the Advisor	—	—	(280,751)
NET EXPENSES	1,405,927	733,012	1,692,628

NET INVESTMENT INCOME	2,917,794	950,938	4,006,462

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND SECURITIES SOLD SHORT
Net realized loss from:
Investments	(6,839,525)	(777,026)	(15,996,024)
Foreign currency transactions	(426,452)	—	—
Net realized loss	(7,265,977)	(777,026)	(15,996,024)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,374,219)	(2,075,323)	(3,580,551)
Foreign currency transactions	422,802	—	—
Net change in unrealized depreciation	(3,951,417)	(2,075,323)	(3,580,551)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(11,217,394)	(2,852,349)	(19,576,575)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,299,600)	$(1,901,411)	$(15,570,113)

*	Formerly Leader Short Duration Bond Fund

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader Short		Leader		Leader High
	Term High Yield Bond Fund *		Total Return Fund		Quality Low Duration Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2020	May 31, 2019	May 31, 2020	May 31, 2019

FROM OPERATIONS
Net Investment income	$2,917,794	$3,057,257	$950,938	$591,408	$4,006,462	$4,044,754
Net realized gain (loss) from investments and foreign currency transactions	(7,265,977)	2,497,001	(777,026)	1,345,390	(15,996,024)	267,469
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,951,417)	(2,555,080)	(2,075,323)	(204,345)	(3,580,551)	271,820
Net increase (decrease) in net assets resulting from operations	(8,299,600)	2,999,178	(1,901,411)	1,732,453	(15,570,113)	4,584,043

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Investor Class	—	—	(23,599)	—	—	—
Institutional Class	—	—	(35,233)	—	—	—
Class A	—	—	(5,182)	—	—	—
Class C	—	—	(1,907)	—	—	—
Total Distributions Paid:
Investor Class	(1,131,970)	(1,070,411)	(236,405)	(208,967)	(741,609)	(497,317)
Institutional Class	(1,203,577)	(1,394,047)	(445,515)	(292,669)	(3,542,976)	(3,558,651)
Class A	(200,616)	(152,464)	(209,146)	(87,481)	—	—
Class C	(74,928)	(65,099)	(14,630)	(21,687)	—	—
Net decrease in net assets from distributions to shareholders	(2,611,091)	(2,682,021)	(971,617)	(610,804)	(4,284,585)	(4,055,968)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	1,319,978	4,562,677	2,358,376	6,809,022	36,746,034	26,662,379
Institutional Class	2,972,003	15,149,384	5,603,436	10,028,436	181,217,205	234,050,617
Class A	268,535	684,004	735,663	11,097,370	—	—
Class C	67,457	384,282	—	26,000	—	—
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	939,512	876,892	205,862	149,981	522,376	309,857
Institutional Class	1,072,307	1,268,098	418,038	251,967	3,215,740	3,199,006
Class A	149,390	114,839	206,812	84,219	—	—
Class C	53,376	46,793	15,405	20,816	—	—
Redemption fee proceeds:
Investor Class	—	436	—	—	—	—
Payments for shares redeemed:
Investor Class	(16,531,415)	(16,961,919)	(7,975,295)	(4,438,505)	(29,655,408)	(11,952,199)
Institutional Class	(30,552,195)	(29,761,492)	(11,689,369)	(5,410,083)	(246,444,816)	(132,354,634)
Class A	(807,769)	(748,234)	(11,389,344)	(889,513)	—	—
Class C	(894,589)	(990,972)	(351,500)	(465,457)	—	—
Net increase (decrease) in net assets from shares of beneficial interest	(41,943,410)	(25,375,212)	(21,861,916)	17,264,253	(54,398,869)	119,915,026

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,854,101)	(25,058,055)	(24,734,944)	18,385,902	(74,253,567)	120,443,101

NET ASSETS
Beginning of Year	99,688,345	124,746,400	37,516,832	19,130,930	189,744,836	69,301,735
End of Year	$46,834,244	$99,688,345	$12,781,888	$37,516,832	$115,491,269	$189,744,836

*	Formerly Leader Short Duration Bond Fund

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader Short		Leader		Leader High
	Term High Yield Bond Fund *		Total Return Fund		Quality Low Duration Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2020	May 31, 2019	May 31, 2020	May 31, 2019
SHARE ACTIVITY
Investor Class:
Shares Sold	150,438	512,528	238,324	693,403	3,664,792	2,657,347
Shares Reinvested	108,592	98,471	21,081	15,324	52,808	30,878
Shares Redeemed	(1,993,792)	(1,903,723)	(855,157)	(454,264)	(3,015,036)	(1,191,749)
Net increase (decrease) in shares of beneficial interest outstanding	(1,734,762)	(1,292,724)	(595,752)	254,463	702,564	1,496,476

Institutional Class:
Shares Sold	343,666	1,689,227	564,774	1,022,436	18,053,250	23,322,220
Shares Reinvested	122,511	141,262	42,947	25,808	324,179	318,601
Shares Redeemed	(3,604,716)	(3,319,451)	(1,236,567)	(551,238)	(25,180,860)	(13,185,810)
Net increase (decrease) in shares of beneficial interest outstanding	(3,138,539)	(1,488,962)	(628,846)	497,006	(6,803,431)	10,455,011

Class A :
Shares Sold	30,202	76,876	74,029	1,131,908	N/A	N/A
Shares Reinvested	17,354	12,922	20,963	8,603	N/A	N/A
Shares Redeemed	(98,914)	(84,317)	(1,176,812)	(90,465)	N/A	N/A
Net increase (decrease) in shares of beneficial interest outstanding	(51,358)	5,481	(1,081,820)	1,050,046	N/A	N/A

Class C :
Shares Sold	8,058	43,283	—	2,653	N/A	N/A
Shares Reinvested	6,163	5,255	1,567	2,123	N/A	N/A
Shares Redeemed	(108,890)	(111,311)	(36,583)	(47,380)	N/A	N/A
Net decrease in shares of beneficial interest outstanding	(94,669)	(62,773)	(35,016)	(42,604)	N/A	N/A

*	Formerly Leader Short Duration Bond Fund

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund )
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2020	2019		2018		2017		2016

Net asset value, beginning of year	$8.94	$8.91		$8.98		$9.05		$9.79

From investment operations:
Net investment income (1)	0.31	0.22		0.24	(9)	0.20		0.19
Net realized and unrealized gain (loss) on investments	(1.32)	0.01	(8)	(0.06	) (9)	(0.08)		(0.74)
Total from investment operations	(1.01)	0.23		0.18		0.12		(0.55)

Paid-in-capital from redemption fees	—	0.00	(7)	—		—		—

Less distributions from:
Net investment income	(0.26)	(0.20)		(0.25)		(0.17)		(0.15)
Return of capital	—	—		—		(0.02)		(0.04)
Total distributions	(0.26)	(0.20)		(0.25)		(0.19)		(0.19)

Net asset value, end of year	$7.67	$8.94		$8.91		$8.98		$9.05

Total return (2)	(11.59)%	2.58	% (6)	1.99	% (6)	1.34	% (3)	(5.60)%

Net assets, end of year (000s)	$24,014	$43,489		$54,874		$89,743		$193,008

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.06%	1.81%		1.65%		1.54%		1.41%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.06%	1.79%		1.62%		1.54%		1.41%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.06%	1.66%		1.54%		1.48%		1.41%
Ratio of net investment income to average net assets (4,5)	3.65%	2.48%		2.68	% (9)	2.16%		2.08%
Portfolio Turnover Rate	1014.62%	496.37%		325.30%		143.80%		106.98%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.22% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Less than $0.01 per share.

(8)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(9)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund )
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2020	2019		2018		2017		2016

Net asset value, beginning of year	$9.02	$8.98		$9.05		$9.12		$9.86

From investment operations:
Net investment income (1)	0.36	0.27		0.28	(8)	0.24		0.25
Net realized and unrealized gain (loss) on investments	(1.34)	0.01	(7)	(0.05	) (8)	(0.08)		(0.75)
Total from investment operations	(0.98)	0.28		0.23		0.16		(0.50)

Less distributions from:
Net investment income	(0.30)	(0.24)		(0.30)		(0.21)		(0.18)
Return of capital	—	—		—		(0.02)		(0.06)
Total distributions	(0.30)	(0.24)		(0.30)		(0.23)		(0.24)

Net asset value, end of year	$7.74	$9.02		$8.98		$9.05		$9.12

Total return (2)	(11.14)%	3.11	% (6)	2.54	% (6)	1.79	% (3)	(5.08)%

Net assets, end of year (000s)	$15,182	$45,994		$59,181		$106,392		$245,710

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.56%	1.30%		1.15%		1.04%		0.91%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.56%	1.29%		1.12%		1.04%		0.91%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.56%	1.16%		1.04%		0.99%		0.91%
Ratio of net investment income to average net assets (4,5)	4.18%	3.04%		3.16	% (8)	2.65%		2.68%
Portfolio Turnover Rate	1014.62%	496.37%		325.30%		143.80%		106.98%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year, if any.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.66% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(8)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund )
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2020	2019		2018		2017		2016

Net asset value, beginning of year	$8.92	$8.90		$8.96		$9.04		$9.77

From investment operations:
Net investment income (1)	0.30	0.22		0.24	(9)	0.20		0.20
Net realized and unrealized gain (loss) on investments	(1.30)	0.00	(7,8)	(0.05	) (9)	(0.09)		(0.74)
Total from investment operations	(1.00)	0.22		0.19		0.11		(0.54)

Less distributions from:
Net investment income	(0.26)	(0.20)		(0.25)		(0.17)		(0.15)
Return of capital	—	—		—		(0.02)		(0.04)
Total distributions	(0.26)	(0.20)		(0.25)		(0.19)		(0.19)

Net asset value, end of year	$7.66	$8.92		$8.90		$8.96		$9.04

Total return (2)	(11.49)%	2.46	% (6)	2.11	% (6)	1.21	% (3)	(5.52)%

Net assets, end of year (000s)	$5,479	$6,843		$6,776		$10,026		$23,619

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.06%	1.81%		1.64%		1.54%		1.41%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.06%	1.80%		1.61%		1.54%		1.41%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.06%	1.66%		1.55%		1.48%		1.41%
Ratio of net investment income to average net assets (4,5)	3.63%	2.52%		2.66	% (9)	2.16%		2.11%
Portfolio Turnover Rate	1014.62%	496.37%		325.30%		143.80%		106.98%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year, if any.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(3)	Total Return would have been 1.04% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Less than $0.01 per share.

(8)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(9)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund (Formerly Leader Short Duration Bond Fund )
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2020	2019		2018		2017		2016

Net asset value, beginning of year	$8.93	$8.92		$8.99		$9.07		$9.81

From investment operations:
Net investment income (1)	0.26	0.18		0.19	(7)	0.15		0.15
Net realized and unrealized gain (loss) on investments	(1.30)	(0.01)		(0.05	) (7)	(0.07)		(0.74)
Total from investment operations	(1.04)	0.17		0.14		0.08		(0.59)

Less distributions from:
Net investment income	(0.22)	(0.16)		(0.21)		(0.15)		(0.13)
Return of capital	—	—		—		(0.01)		(0.02)
Total distributions	(0.22)	(0.16)		(0.21)		(0.16)		(0.15)

Net asset value, end of year	$7.67	$8.93		$8.92		$8.99		$9.07

Total return (2)	(11.93)%	1.93	% (6)	1.56	% (6)	0.84	% (3)	(6.07)%

Net assets, end of year (000s)	$2,160	$3,362		$3,915		$5,934		$12,488

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.56%	2.31%		2.15%		2.04%		1.91%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.56%	2.29%		2.11%		2.04%		1.91%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.56%	2.16%		2.05%		1.98%		1.91%
Ratio of net investment income to average net assets (4,5)	3.13%	2.04%		2.11	% (7)	1.66%		1.56%
Portfolio Turnover Rate	1014.62%	496.37%		325.30%		143.80%		106.98%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year, if any.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(3)	Total Return would have been 0.71% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.07	$9.71		$9.60		$9.35	$10.74

From investment operations:
Net investment income (1)	0.30	0.23		0.28	(7)	0.27	0.40
Net realized and unrealized gain (loss) on investments	(0.88)	0.37		0.11	(2,7)	0.24	(1.37)
Total from investment operations	(0.58)	0.60		0.39		0.51	(0.97)

Less distributions from:
Net investment income	(0.25)	(0.24)		(0.28)		(0.22)	(0.28)
Return of capital	(0.03)	—		—		(0.04)	(0.14)
Total distributions	(0.28)	(0.24)		(0.28)		(0.26)	(0.42)

Net asset value, end of year	$9.21	$10.07		$9.71		$9.60	$9.35

Total return (3)	(5.85)%	6.33	% (6)	4.08	% (6)	5.57%	(9.04)%

Net assets, end of year (000s)	$4,527	$10,955		$8,091		$14,209	$20,087

Ratio of net expenses to average net assets including dividend and interest expense (4)	2.82%	2.42%		2.28%		1.81%	1.54%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.82%	2.42%		2.20%		1.77%	1.54%
Ratio of net investment income to average net assets (4,5)	3.04%	2.28%		2.93	% (7)	2.88%	4.00%
Portfolio Turnover Rate	612.23%	397.79%		535.81%		175.53%	208.59%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.04	$9.67		$9.56		$9.30	$10.69

From investment operations:
Net investment income (1)	0.35	0.26		0.31	(7)	0.33	0.48
Net realized and unrealized gain (loss) on investments	(0.89)	0.39		0.12	(2,7)	0.24	(1.40)
Total from investment operations	(0.54)	0.65		0.43		0.57	(0.92)

Less distributions from:
Net investment income	(0.30)	(0.28)		(0.32)		(0.26)	(0.31)
Return of capital	(0.03)	—		—		(0.05)	(0.16)
Total distributions	(0.33)	(0.28)		(0.32)		(0.31)	(0.47)

Net asset value, end of year	$9.17	$10.04		$9.67		$9.56	$9.30

Total return (3)	(5.48)%	6.84	% (6)	4.56	% (6)	6.22%	(8.64)%

Net assets, end of year (000s)	$7,170	$14,162		$8,831		$22,291	$42,043

Ratio of net expenses to average net assets including dividend and interest expense (4)	2.32%	1.88%		1.78%		1.31%	1.04%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.32%	1.88%		1.70%		1.27%	1.04%
Ratio of net investment income to average net assets (4,5)	3.57%	2.62%		3.22	% (7)	3.47%	4.80%
Portfolio Turnover Rate	612.23%	397.79%		535.81%		175.53%	208.59%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost as an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.04	$9.68		$9.59		$9.33	$10.72

From investment operations:
Net investment income (1)	0.30	0.16		0.25	(7)	0.28	0.44
Net realized and unrealized gain (loss) on investments	(0.88)	0.44		0.12	(2,7)	0.24	(1.41)
Total from investment operations	(0.58)	0.60		0.37		0.52	(0.97)

Less distributions from:
Net investment income	(0.24)	(0.24)		(0.28)		(0.22)	(0.28)
Return of capital	(0.03)	—		—		(0.04)	(0.14)
Total distributions	(0.27)	(0.24)		(0.28)		(0.26)	(0.42)

Net asset value, end of year	$9.19	$10.04		$9.68		$9.59	$9.33

Total return (3)	(5.86)%	6.33	% (6)	3.89	% (6)	5.69%	(9.06)%

Net assets, end of year (000s)	$613	$11,529		$952		$4,292	$10,027

Ratio of net expenses to average net assets including dividend and interest expense (4)	2.82%	2.29%		2.28%		1.81%	1.54%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.82%	2.29%		2.20%		1.77%	1.54%
Ratio of net investment income to average net assets (4,5)	3.08%	1.58%		2.55	% (7)	2.94%	4.44%
Portfolio Turnover Rate	612.23%	397.79%		535.81%		175.53%	208.59%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions. Class A total return does not reflect the applicable sales load.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$10.11	$9.76		$9.66		$9.40	$10.81

From investment operations:
Net investment income (1)	0.24	0.14		0.23	(7)	0.24	0.39
Net realized and unrealized gain (loss) on investments	(0.88)	0.41		0.10	(2,7)	0.24	(1.42)
Total from investment operations	(0.64)	0.55		0.33		0.48	(1.03)

Less distributions from:
Net investment income	(0.20)	(0.20)		(0.23)		(0.19)	(0.25)
Return of capital	(0.03)	—		—		(0.03)	(0.13)
Total distributions	(0.23)	(0.20)		(0.23)		(0.22)	(0.38)

Net asset value, end of year	$9.24	$10.11		$9.76		$9.66	$9.40

Total return (3)	(6.41)%	5.78	% (6)	3.50	% (6)	5.16%	(9.60)%

Net assets, end of year (000s)	$472	$871		$1,256		$2,334	$5,712

Ratio of net expenses to average net assets including dividend and interest expense (4)	3.32%	2.96%		2.78%		2.31%	2.04%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	3.32%	2.96%		2.70%		2.27%	2.04%
Ratio of net investment income to average net assets (4,5)	2.50%	1.32%		2.39	% (7)	2.47%	3.90%
Portfolio Turnover Rate	612.23%	397.79%		535.81%		175.53%	208.59%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets were restated. The fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader High Quality Low Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Investor Class
					Period Ended
	Year Ended May 31,				May 31,
	2020	2019	2018		2017 (1)

Net asset value, beginning of year/period	$10.06	$10.04	$10.02		$10.00

From investment operations:
Net investment income (2)	0.18	0.24	0.23		0.06
Net realized and unrealized gain (loss) on investments	(1.00)	0.02	0.02	(3)	0.01
Total from investment operations	(0.82)	0.26	0.25		0.07

Less distributions from:
Net investment income	(0.18)	(0.24)	(0.23)		(0.05)
Net realized gains	(0.01)	—	—		—
Total distributions	(0.19)	(0.24)	(0.23)		(0.05)

Net asset value, end of year/period	$9.05	$10.06	$10.04		$10.02

Total return (4)	(8.29)%	2.64%	2.55	% (6)	0.68	% (5,6)

Net assets, end of year/period (000s)	$32,191	$28,704	$13,622		$1,857

Ratio of total expenses to average net assets before waiver/reimbursed	1.51%	1.34%	1.84%		8.56	% (7)
Ratio of net expenses to average net assets	1.24%	1.12%	1.03%		1.03	% (7)
Ratio of net investment income to average net assets	1.81%	2.40%	2.32%		1.54	% (7)
Portfolio Turnover Rate	334.30%	248.18%	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the share transactions for the year.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

See accompanying notes to financial statements.

Leader High Quality Low Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
					Period Ended
	Year Ended May 31,				May 31,
	2020	2019	2018		2017 (1)

Net asset value, beginning of year/period	$10.07	$10.04	$10.03		$10.00

From investment operations:
Net investment income (2)	0.23	0.27	0.27		0.08
Net realized and unrealized gain (loss) on investments	(1.01)	0.04	0.01	(3)	0.01
Total from investment operations	(0.78)	0.31	0.28		0.09

Less distributions from:
Net investment income	(0.22)	(0.28)	(0.27)		(0.06)
Net realized gains	(0.01)	—	—		—
Total distributions	(0.23)	(0.28)	(0.27)		(0.06)

Net asset value, end of year/period	$9.06	$10.07	$10.04		$10.03

Total return (4)	(7.86)%	3.12%	2.84	% (6)	0.94	% (5,6)

Net assets, end of year/period (000s)	$83,300	$161,041	$55,680		$2,163

Ratio of total expenses to average net assets before waiver/reimbursed	1.11%	0.95%	1.42%		11.08	% (7)
Ratio of net expenses to average net assets	0.84%	0.74%	0.65%		0.65	% (7)
Ratio of net investment income to average net assets	2.29%	2.72%	2.71%		2.01	% (7)
Portfolio Turnover Rate	334.30%	248.18%	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not with aggregate gains and losses in reconcile the Statement of Operations due to the share transactions for the year.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting the returns based upon the net asset values purposes and may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

See accompanying notes to financial statements.

Leader Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2020

(1)	Organization

The Leader Capital family of mutual funds is comprised of the Leader Short Term High Yield Bond Fund, (Formerly Leader Short Duration Bond Fund) (“Short Term High Yield Bond), Leader Total Return Fund (“Total Return”) and the Leader High Quality Low Duration Bond Fund (“High Quality Bond”) (each a “Fund” and collectively the “Funds”), each a series of shares of beneficial interest of Leader Funds Trust (the “Trust”), a Delaware statutory trust organized on March 1, 2019. Prior to July 12, 2019 the Funds belonged to Northern Lights Fund Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund represents a distinct, diversified series with its own investment objective and policies within the Trust. The primary investment objective of Short Term High Yield Bond is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return is to seek income and capital appreciation to produce a high total return. The primary investment objective of High Quality Bond is to deliver a high level of current income, with a secondary objective of capital appreciation. Short Term High Yield Bond, Total Return and High Quality Bond commenced operations on July 14, 2005, July 30, 2010 and December 30, 2016, respectively.

Short Term High Yield Bond and Total Return each currently offer four classes of shares: Investor Class, Institutional Class, Class A and Class C shares. Short Term High Yield Bond and Total Return Class A shares commenced operations on March 21, 2012, Class C shares commenced operations on August 8, 2012 and Institutional Class shares commenced operations on October 31, 2008. High Quality Bond currently offers two classes of shares, Investor Class and Institutional Class. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 1.50%. Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within the first 12 months of purchase. Each class represents an interest in the ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Leader Short Duration Bond Fund (Leader Short Term High Yield Bond Fund), Leader Total Return Fund and Leader Floating Rate Fund (Leader High Quality Low Duration Fund) (each an “Existing Fund”) were reorganized on July 12, 2019, from a series of Northern Lights Fund Trust, a Delaware statutory trust, to a series of Leader Funds Trust (each a “Survivor Fund”), also a Delaware statutory trust. As a series of Leader Funds Trust, each Fund is a continuation of the identically-named predecessor fund managed by Leader Capital Corp. that was a series of Northern Lights Fund Trust. Each Existing Fund and its corresponding Survivor Fund have the same investment objective, principal investment strategies and portfolio manager. On the date of the reorganization, shareholders who owned shares of the Existing Fund received shares and net assets of the corresponding Survivor Fund as follows.

	Short Term High Yield	Total Return	High Quality Low Duration
Net Assets Investor Shares	$42,754,221	$10,379,493	$31,522,116
Net Assets Institutional Shares	44,731,293	14,387,317	161,155,622
Net Assets Class A	7,073,779	10,983,637
Net Assets Class C	3,294,205	844,997

Shares received Investor Shares	4,793,074	1,030,734	3,136,529
Shares received Institutional Shares	4,975,672	1,434,428	16,019,445
Share received Class A	794,806	1,095,078
Shares received Class C	369,720	83,580

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(a) Security Valuation

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using -the “fair value” procedures approved by the Board. The independent pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020 for each Fund’s assets and liabilities measured at fair value:

Short Term High Yield Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$30,760,507	$—	$30,760,507
Common Stock - REIT	1,232,000	—	—	1,232,000
Preferred Stocks	127,100	1,035,000	—	1,162,100
Close End Fund	2,211,600	—	—	2,211,600
Exchange Traded Fund	1,609,200	—	—	1,609,200
Short-Term Investment	9,074,442	—	—	9,074,442
Total Investments	$14,254,342	$31,795,507	$—	$46,049,849

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$9,233,244	$—	$9,233,244
Common Stock	616,000	—	—	616,000
Convertible Bond	—	376,525	—	376,525
Preferred Stock	629,038	—	—	629,038
Exchange Traded Fund	804,600	—	—	804,600
Short - Term Investment	852,824	—	—	852,824
Total Investments	$2,902,462	$9,609,769	$—	$12,512,231

High Quality Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$71,345,789	$—	$71,345,789
Interest Only U.S. Agency Commercial Mortgage Obligations	—	8,390,325	—	8,390,325
U.S. Agency Commercial Mortgage Obligations	—	17,857	—	17,857
Short - Term Investment	27,771,622	—	—	27,771,622
Total Investments	$27,771,622	$79,753,971	$—	$107,525,593

*	Refer to the Portfolios of Investments for industry classification.

There were no Level 3 securities held during the year.

(b) Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

(c) Foreign Currency

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held. To the extent that a Fund has direct foreign currency holdings, the Fund may have difficulties in converting such foreign currency holdings into U.S. dollars depending on the specific foreign market, any foreign exchange restrictions and foreign regulations governing currency exchanges. In certain circumstances, the Fund may not be able to exchange a part or the entirety of a foreign currency holding which may cause a loss in value for the Fund.

(d) Collateralized Loan Obligations

The Funds may invest a significant amount of their assets in collateralized loan obligations (“CLOs”), which are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Funds invest. The tranches in a CLO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. The CLOs in which the Funds may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. The senior tranches of certain CLOs in which the Funds invest may be concentrated in a limited number of industries or borrowers, which may subject those CLOs, and in turn the Funds, to the risk of significant loss if there is a downturn in a particular industry in which the CLO is concentrated.

Investments in CLOs may be subject to certain tax provisions that could result in the Funds incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Funds experience with respect to their CLO investments may be an indication of future realized losses.

(e) Interest Only Securities

The Funds may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. A prepayment penalty is the penalty amount that the underlying asset pays when it prepays the loan amount before the maturity date. Prepayment risk is the risk that, in periods of declining interest rates, issuers of mortgage-related securities may pay principal sooner than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. IO mortgage-backed securities may be illiquid. For the year ended May 31, 2020 there were $8,303,323, $3,054,463 and $5,787,975 in prepayment penalties paid to Short Term High Yield, Total Return and High Quality Bond, respectively. These amounts are included in the realized gain (loss) from investments on the Statements of Operations.

Concentration Risk: Certain Funds may have invested a significant portion of their assets in interest only securities during the year ended May 31, 2020, Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise.

(f) Exchange Traded Funds

The Funds may invest in ETFs as part of their principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the Advisor or Sub-Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

(g) LIBOR Risk

The Funds Investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds transactions and the financial markets generally. As Such, the potential effect of the transition away from the LIBOT on the Funds’ investments cannot yet be determined.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

(h) Distributions to Shareholders

Dividends from net investment income are paid monthly for Short Term High Yield Bond and Total Return and accrued daily and paid monthly for High Quality Bond. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

(i) Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (May 31, 2017- May 31, 2019 for the Total Return, Short Term High Yield Bond, and High Quality Bond Fund), or expected to be taken in each Fund’s May 31, 2020 tax return. Each Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(j) Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(k) Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3)	Investment Transactions

For the year ended May 31, 2020, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short Term High Yield Bond	$514,697,575	$536,754,480	$153,345,508	$169,488,671
Total Return	80,800,544	89,196,722	72,667,656	79,733,359
High Quality Bond	484,042,386	486,831,813	24,989,258	35,092,539

(4)	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Short Term High Yield Bond	$52,085,945	$1,744,820	$(7,780,916)	$(6,036,096)
Total Return	14,513,830	553,125	(2,554,724)	(2,001,599)
High Quality Bond	110,867,651	1,679,406	(5,021,464)	(3,342,058)

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

(5)	Investment Advisory Agreement and Transactions with Related Parties

Leader Capital Corp. serves as the Funds’ Investment Advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of (i) 0.75% of Short Term High Yield Bond’s average daily net assets up to and including $1.25 billion; or (ii) 0.70% of Short Term High Yield Bond’s average daily net assets over $1.25 billion; (iii) 0.75% of Total Return’s average daily net assets; (iv) 0.65% of High Quality Bond average daily net assets. There was no change in fee rates when the Funds transitioned from Northern Lights Fund Trust to Leader Funds Trust. For the year ended May 31, 2020, Short Term High Yield Bond, Total Return and High Quality Bond accrued $569,024, $217,896 and $1,192,992 in advisory fees, respectively.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of High Quality Bond (the “Waiver Agreement), to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 Fees, acquired fund fees and expenses; fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses such as litigation expenses) do not exceed 1.00% of the daily average net assets attributable to each share class through September 30, 2020. In addition, the Advisor had voluntarily agreed to waive its fee with regard to the High Quality Bond Fund and reimburse that Fund’s expenses so that the total annual operating expenses for the Fund do not exceed 0.85% of the average daily net assets from August 19, 2019 to March 27, 2020, prior to August 19, 2019 the voluntary waiver was 0.75%. There was no change in fee rates when the Funds transitioned from Northern Lights Fund Trust to Leader Funds Trust. During the year end May 31, 2020, the Advisor waived $490,906, of which $280,751 was voluntary.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses waived subject to the aforementioned conditions for the High Quality Bond Fund will expire in the following years:

Expires:	May 31, 2021	May 31, 2022	May 31, 2023
Reimbursed:	$127,076	$—	$210,155

Ceros Financial Services, Inc. (the “Distributor”), acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. For the year ended May 31, 2020 the Distributor received $1,565 and $590 in underwriting commissions for sales of Class A and Class C shares of Short Term High Yield Bond of which $0 was retained by the principal underwriter. $725 and $260 for Class A and Class C Shares of Total Return of which $260 was retained by the principal underwriter for Class C.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

(6)	Distribution Plan

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and distribution fee is calculated by Short Term High Yield Bond and Total Return at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plans provide that a monthly service and distribution fee is calculated by High Quality Bond at an annual rate of 0.38% of its average daily net assets for Investor Class. The Institutional Shares do not participate in a Plan. There was no change in fee rates when the Funds transitioned from Northern Lights fund trust to Leader Funds trust. For the year ended May 31, 2020 Short Term High Yield Bond, Total Return and High Quality Bond incurred $235,882, $82,108 and $142,439, respectively in fees, pursuant to the Plans.

(7)	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended May 31, 2020 and the fiscal year ended May 31, 2019 were as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
5/31/2020	Income	Capital Gains	Capital	Total
Short Term High Yield Bond	$2,611,091	$—	$—	$2,611,091
Total Return	905,696	—	65,921	971,617
High Quality Bond	4,284,585	—	—	4,284,585

For fiscal year ended	Ordinary	Long-Term	Return of
5/31/2019	Income	Capital Gains	Capital	Total
Short Term High Yield Bond	$2,682,021	$—	$—	$2,682,021
Total Return	610,804	—	—	610,804
High Quality Bond	4,055,968	—	—	4,055,968

As of May 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Short Term High Yield Bond	$66,334	$—	$(76,465,883)	$—	$(6,583,784)	$(6,036,096)	$(89,019,429)
Total Return	—	—	(32,528,486)	—	(354,769)	(2,001,599)	(34,884,854)
High Quality Bond	34,386	—	(23,784)	(38,006)	(15,991,527)	(3,342,058)	(19,360,989)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for perpetual bonds and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable.

At May 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total
Short Term High Yield Bond	$31,300,707	$45,165,176	$76,465,883
Total Return	19,532,168	12,996,318	32,528,486
High Quality Bond	—	23,784.00	23,784

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended May 31, 2020 as follows:

Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Short Term High Yield Bond	$(12,938)	$12,938
Total Return	—	—
High Quality Bond	—	—

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes 92% of par value accurately reflects the market value of the ARPS held by the Short Term High Yield Bond as of May 31, 2020, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2020, the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2. Although the Advisor believes that 92% of par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities. As of May 31, 2020, the Short Term High Yield Bond held $1,035,000 or 2.2% of its net assets in ARPS.

(9)	New Accounting Pronouncements

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

(10)	Litigation

The Trust, on behalf of Short Term High Yield and Total Return (collectively with the Trust, the “Funds”), filed a FINRA arbitration complaint on May 4, 2020, against Oppenheimer & Co. and two of its principals (collectively, “OPCO”). The complaint requests that the arbitration take place in Portland, Oregon. The claims arise from OPCO’s failure to execute a significant trade and competently process an order placed by the Funds. The Funds assert that OPCO’s failures resulted in losses of about $1.5 million. On July 9, 2020, OPCO answered the arbitration complaint and denied liability. The Funds are now awaiting the appointment of an arbitration panel.

Litigation counsel to the Funds does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the arbitration claim or quantify the amount that the Funds may recover. Until the Funds can do so, the Funds will not make any adjustments to their respective net asset value. If the Funds recovered the full amount that they seek, the amount would have a material impact on their net asset value.

The lawyers’ fees and costs relating to the arbitration are expenses of the Funds and are incurred like other expenses. Currently, the Funds cannot predict the costs associated with the arbitration claim, which would be deducted from their net asset value. Therefore, at this time, those purchasing or redeeming shares of the Funds will pay or receive, as applicable, a price based on the net asset value of the respective Fund with no adjustments relating to the arbitration.

(11)	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On June 1, 2020, Short Term High Yield paid $0.0280, $0.0310, $0.0280 and $0.0250 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2020

On June 1, 2020, Total Return paid $0.0182, $0.0219, $0.0183 and $0.0147 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

Effective June 10, 2020, the Leader Short Duration Bond Fund changed its name to the Leader Short Term High Yield Bond Fund.

On June 30, 2020, High Quality Bond paid $0.0040 and $0.0070 per share in net investment income from the Investor Class and Institutional Class, respectively.

On July 1, 2020, Short Term High Yield paid $0.0283, $0.0315, $0.0283 and $0.0251 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

On July 1, 2020, Total Return paid $0.0186, $0.0225, $0.0186 and $0.0144 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Leader Funds Trust

and the Shareholders of Leader Short Term High Yield Bond Fund, Leader Total Return Fund,
and Leader High Quality Low Duration Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Leader Short Term High Yield Bond Fund (formerly, Leader Short Duration Bond Fund), Leader Total Return Fund, and Leader High Quality Low Duration Bond Fund (formerly, Leader Floating Rate Fund), each a series of shares of beneficial interest in Leader Funds Trust (formerly of Northern Lights Fund Trust) (the “Funds”), including the portfolios of investments, as of May 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Leader Short Term High Yield Bond Fund	For each of the years in the five-year period ended May 31, 2020
Leader Total Return Fund	For each of the years in the five-year period ended May 31, 2020
Leader High Quality Low Duration Bond Fund	For each of the years in the three-year period ended May 31, 2020 and for the period from December 30, 2016 (commencement of operations) to May 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Leader Funds Trust and in the former Trust since 2012.

Philadelphia, Pennsylvania

July 30, 2020

Leader Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2020

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Short Term High Yield Bond, Total Return and High Quality Low Duration and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses Paid	Account	Expenses Paid
	Expense	Value	Value	During Period *	Value	During Period *
	Ratio	12/1/2019	5/31/2020	12/1/19-5/31/20	12/1/2019	12/1/19-5/31/20
Investor Class:
Leader Short Term High Yield Bond Fund	2.34%	$1,000.00	$905.70	$11.15	$1,013.30	$11.78
Leader Total Return Fund	3.55%	$1,000.00	$957.50	$17.39	$1,007.25	$17.81
Leader High Quality Low Duration Bond Fund	1.24%	$1,000.00	$908.37	$5.90	$1,018.82	$6.24
Institutional Class:
Leader Short Term High Yield Bond Fund	1.84%	$1,000.00	$907.80	$8.78	$1,015.80	$9.30
Leader Total Return Fund	3.05%	$1,000.00	$958.90	$14.93	$1,009.75	$15.32
Leader High Quality Low Duration Bond Fund	0.84%	$1,000.00	$910.28	$4.03	$1,020.78	$4.27
Class A:
Leader Short Term High Yield Bond Fund	2.34%	$1,000.00	$906.70	$11.15	$1,013.30	$11.78
Leader Total Return Fund	3.55%	$1,000.00	$957.40	$17.37	$1,007.25	$17.81
Class C:
Leader Short Term High Yield Bond Fund	2.84%	$1,000.00	$904.50	$13.52	$1,010.80	$14.28
Leader Total Return Fund	4.05%	$1,000.00	$954.20	$19.79	$1,004.75	$20.30

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2020

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers Born in 1969	Trustee Since 2019; Chairman of the Board Since 2019	Chief Executive Officer of FusionIQ (a technology company serving the financial services industry) from December 2017 to present; Chief Executive Officer of Gemini Fund Services, LLC (a fund administrator, fund accountant and transfer agent) from 2001 to 2017.	3	Northern Lights Fund Trust from 2013 to 2018.
Martin Kehoe Born in 1961	Trustee Since 2019	Owner of Kehoe Northwest Properties, a real estate development company, from 2001 – present.	3	None
Raymond A. Davis Born in 1974	Trustee Since 2019	Author and government contractor (security and intelligence related services)	3	None

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2020

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John E. Lekas Born in 1958	Trustee Since 2019; President and Treasurer of the Board Since 2019	President, Chief Executive Officer and Senior Portfolio Manager at the Advisor since 1997.	3	None
Emile R. Molineaux 1962	Compliance Officer and Anti Money Laundering Officer Since 2019	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC, (since 2011).	N/A	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

PRIVACY NOTICE

LEADER FUNDS TRUST

March 2019

FACTS	WHAT DOES LEADER FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Leader Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Leader Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-(800) 711-9164

What we do:
How does Leader Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Leader Funds Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Leader Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Leader Capital Corp.
315 W. Mill Plain Blvd., Suite 204
Vancouver, WA 98660

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Distributor
Ceros Financial Services, Inc.
1445 Research Blvd., Suite 530
Rockville, MD 20850

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Andrew Rogers is audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rogers is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020- $49,000

2019- $49,000

2018- $56,400

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

(c)	Tax Fees

2020 - $6,750

2019 - $6,750

2018 - $6,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020

Audit-Related Fees:            0.00%

Tax Fees:                               0.00%

All Other Fees:                     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $6,750

2019 - $6,750

2018 - $6,600

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ John Lekas

John Lekas, President/Principal Executive Officer

Date 8/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John Lekas

John Lekas, President/Principal Executive Officer

Date 8/6/20

By (Signature and Title)

/s/ John Lekas

John Lekas, Treasurer/Principal Financial Officer

Date 8/6/20